Supplement dated February 2, 2024, to the Prospectus dated December 19, 2001, for

Individual Variable Annuity contracts

issued by Protective Life Insurance Company

First Variable Annuity Fund A

Supplement dated February 2, 2024, to Prospectus dated January 2, 2004, for

Capital Five Variable Annuity contracts

Issued by First Variable Annuity Fund E

This Supplement amends certain information in your variable annuity contract (“Contract”) prospectus (the “Prospectus”). Please read this Supplement carefully and keep it with your Prospectus for future reference.

Important Notice Regarding the Reorganization of Several American Century Variable Portfolios, Inc.

The Board of Directors of the American Century Variable Portfolios, Inc. (“ACVP”) approved a proposal to reorganize certain ACVP portfolios (the “Acquired Funds”) into a newly organized series (the “Acquiring Funds”) of Lincoln Variable Insurance Portfolios (“LVIP”) that are substantially similar to the Acquired Funds (the “Reorganizations”). The Reorganizations are subject to approval and will be submitted to Acquired Fund shareholders for their consideration at a special shareholder meeting to be held on or about April 4, 2024. If approved, the Reorganizations are expected to take place on or about the close of business on April 26, 2024 (the “Closing Date”). The list of Acquired Funds and corresponding Acquiring Funds is shown in the table below:

ACVP – Acquired Funds	LVIP - Acquiring Funds
American Century Investments® VP Disciplined Core Value Fund	LVIP American Century Disciplined Core Value Fund
American Century Investments® VP International Fund	LVIP American Century International Fund
American Century Investments® VP Ultra® Fund	LVIP American Century Ultra Fund

Shareholders of each Acquired Fund will vote separately on each Reorganization, and a Reorganization will only occur if approved. On the Closing Date, after the close of business, your Account Value in the sub-account invested in each Acquired Fund at the time of the Reorganization will become invested in the sub-account that invests in the corresponding class of an Acquiring Fund, and the Acquired Funds will liquidate, cease operations, and will no longer be available for investment.

A combined Proxy Statement/Prospectus will be sent to Contract Owners invested in the Acquired Funds requesting their vote on the proposal, which will include a full discussion of the Reorganizations and the factors the Board of Directors considered in approving the proposal.

Your rights and obligations under the Contract and your Account Value will not change as a result of the Reorganizations. The fees and charges under the Contract will not change and there are no tax consequences to you as a result of the Reorganization.

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As of the Closing Date, this Supplement amends your Prospectus by removing all references to the Acquired Funds as investment options under the Contract. As of the Closing Date, this Supplement further amends your Prospectus by adding the Acquiring Funds as investment options under your Contract.

If you have any questions regarding this Supplement or if you wish to receive prospectuses for the Acquired Funds, or other Funds available under your Contract, contact us by writing or calling Protective Life at P.O. Box 1928, Birmingham, AL 35201-1928 or toll free at 800-456-6330. You may also obtain Acquired Fund and other Fund prospectuses online at www.protective.com/productprospectus by selecting your Contract then “Investment Options.” Please work with your financial representative to determine if your existing allocation instructions should be changed before or after the Closing Date.